Exhibit 10.1

No.: xd201404305961

Working Capital Loan Contract

Note: This Contract is entered into by and between the borrower and the lender after negotiation according to law and on the basis of equality and voluntariness, and all the clauses hereof are true declarations of both parties’ intentions. To protect the borrower’s lawful rights and interests, the lender specially reminds the borrower to pay adequate attention to all the clauses related to both parties’ rights and obligations, especially the contents in bold.

[handwritten text is indicated in italics]

Lender: Bank of Handan Co., Ltd. Wu’an Sub-branch

Person in charge: Guo Jianxin                                                       Contact person: __________________

Domicile (Address): No.3 Fuzhong Garden, Fuqiang Street, Wu’an City      Zip code:    056300

Tel:   0310-3715105                       Fax:   0310-3715108                 Email: ______________________

Borrower: Northern Altair Nanotechnologies Co., Ltd.

Legal representative: Guohua Wei                                                 Contact person: __________________

Domicile (Address):                                                                                                   Zip code: ___________

Tel: _____________                  Fax: ___________                 Email: ______________________

Through negotiation on an equal footing, the borrower and the lender reach agreement on the lender’s granting of the loan hereunder to the borrower and hereby enter into this Contract.

Article 1 Purpose of Loan

The loan hereunder shall be used for the following purpose and without the lender’s written consent, the borrower shall not appropriate the loan for any other purpose, and the lender is entitled to supervise the use of the loan.

Purpose of loan: Purchase of Raw Material

Article 2 Amount and Term of Loan

2.1 The loan hereunder is denominated in RMB, adding up to RMB 130,000,000 (SAY ONE HUNDRED AND THIRTY MILLION YUAN ONLY) (in case of discrepancy between the amounts in figures and words, the latter shall prevail).

2.2 The term of the loan hereunder is 12 months, commencing on the date of actual drawing (or commencing on the date of first drawing in case of several drawings) subject to the IOU.

Article 3 Interest Rate, Interest and Costs

3.1 The interest rate of the loan in RMB shall be decided in the following manner (1):

(1)   Fixed interest rate, bearing a monthly interest rate of 9‰ and remaining unchanged within the term hereof.

(2)   Floating interest rate, bearing a loan interest rate which is a sum of a benchmark interest rate plus a floating range, the benchmark interest rate being the one of the People’s Bank of China corresponding to ________ (date of drawing/effective date of the Contract) and the term of the loan as agreed in Article 2.2. The floating range shall be ______ (plus/minus) ___________%, remaining unchanged within the term hereof. After the borrower draws the loan, the benchmark interest rate shall be adjusted once a period which shall consist of ___________ (1/3/6/12) month(s), and the interest shall accrue by period. The deciding date of the interest rate for the second period shall be the corresponding date which is one period after the date of drawing. If the month of adjustment does not have the date corresponding to the date of drawing, the last day of such month shall be deemed as the corresponding date, and the rest of the other periods can be dealt with in the same manner. In case the borrower draws the loan several times, regardless of the number of drawings within a period, the current loan interest rate decided on the deciding date of the interest rate for such period shall apply and an adjustment shall be made in the following period.

(3)   Other: __________________________

3.2 The interest of the loan hereunder shall accrue on a daily basis from the date of actual drawing and shall be settled on a monthly (monthly/quarterly/semiannual) basis. When the loan becomes mature, the interest shall be paid in full together with the principal. Daily interest rate = annual interest rate/360.

3.3 The default interest rate hereunder shall be the original loan interest rate plus 50%, and the interest rate of the interest penalty for the misappropriated loan shall be the original loan interest rate plus 100%.

3.4 If the floating interest rate applies to the loan hereunder, the interest rate shall still be adjusted in the original manner after the loan becomes overdue.

3.5 If the interest of the loan is settled on a monthly basis, the date of interest settlement shall be the 20th day of each month; if the interest of the loan is settled on a quarterly basis, the date of interest settlement shall be the 20th day of the last month of each quarter; and if the interest of the loan is settled on a semiannual basis, the date of interest settlement shall be June 20 and December 20, respectively.

3.6 The first interest period shall commence on the date of actual drawing by the borrower and end on the first date of interest settlement; the last interest period shall commence on the day immediately following the end of the previous interest period and end on the date of final repayment of the loan; and the other interest periods shall commence on the day immediately following the end of the previous interest period and end on the following date of interest settlement.

3.7 In case the People’s Bank of China adjusts the measures for deciding the loan interest rate, such measures shall apply without further notice from the lender to the borrower.

Article 4 Grant and Payment of Loan

4.1 The borrower shall draw the loan according to its actual spending demand. The first drawing of the loan must be made before May 15, 2014 and the last drawing thereof before _May 20, 2014_; otherwise the lender shall be entitled to cancel all or part of the loan. (This Article shall not apply to any revolving loan)

4.2 With respect to the date of actual drawing and the date of repayment, the dates recorded in the IOU handled by the borrower and the lender shall apply. The IOU and the loan drawing voucher(s) are an integral part hereof, and except the dates, in case of discrepancy between other recorded matters and those in this Contract, the latter shall prevail.

4.3 The borrower must satisfy the following preconditions when drawing the loan; otherwise the lender shall have no obligation to grant the borrower any money unless the lender agrees to grant such loan in advance:

(1)   Except any credit loan, the borrower has provided a guarantee as required by the lender and has completed handling relevant guarantee formalities;

(2)   There is no occurrence of any breach under this Contract or any other contract between the borrower and the lender; and

(3)   The purpose of the loan as indicated in the provided certificate complies with the agreed purpose.

4.4 Any written document provided by the borrower to the lender at the time of drawing must be original; if the borrower is unable to provide the original, the borrower may provide a copy affixed with its official seal with the lender’s consent.

4.5 In applying for drawing, the borrower must submit a drawing application to the lender at least 5 banking days earlier. Once such drawing application is submitted, it shall not be canceled without the written consent of the lender.

4.6 After the borrower satisfies the drawing preconditions or the lender agrees to grant the loan in advance, the lender shall be deemed to have granted the loan to the borrower under this Contract when the lender transfers the loan to the borrower’s designated account.

4.7 According to relevant regulatory provisions and the lender’s management requirements, any loan that exceeds a certain amount or complies with other conditions shall take the manner of imposing entrusted payment on the lender, and the lender shall, according to the borrower’s drawing application and payment entrustment, pay the loan to the payee in compliance with the agreed purpose agreed herein. For this reason, the borrower shall otherwise sign an agreement with the lender for entrusted payment as an appendix attached hereto, and the borrower shall specially open or designate an account with the lender to handle the entrusted payment.

Article 5 Repayment

5.1 The main sources for the borrower’s repayment of the principal and interest hereunder include without limitation:

(1) the borrower’s sales incomes and profits; and

(2) the realization of any of the borrower’s assets.

5.2 The borrower shall repay the loan hereunder in the following manner (1):

(1) The borrower shall repay the loan in lump-sum.

(2) The borrower shall repay the loan in installments according to the following repayment plan (another page may be attached when such plan contains too many contents):

Date of planned repayment	Amount of planned repayment (ten thousand yuan)

5.3 Where the loan hereunder belongs to the following circumstance, the borrower shall forthwith repay the loan when the corresponding capital becomes available, and in case of early repayment caused thereby, the borrower shall not be required to pay any compensation:

_____________________________________________________________________

_____________________________________________________________________

5.4 Except the circumstance agreed in Article 5.3, in case of early repayment, the borrower shall pay the lender compensation equal to _____% of the amount of repayment.

5.5 The borrower shall repay in full the principal and interest of the loan and other amounts payable on time under this Contract. The borrower shall, one banking day before the date of repayment and each date of interest settlement, deposit in full the current interest and principal payable and other amounts payable in its repayment account opened with the lender, and the lender shall be entitled to proactively transfer and receive the same on such date of repayment or of interest settlement, or to require the borrower to cooperate with the lender in handling relevant transfer formalities. If the amount of the repayment account is insufficient to pay all of the borrower’s amounts due and payable, the lender shall be entitled to decide the reimbursement order.

5.6 If the borrower applies for early repayment of all or part of the loan, the borrower shall submit a written application to the lender 10 banking days earlier to seek the lender’s consent and shall pay compensation to the lender according to the standard agreed herein.

5.7 In case of early repayment with the lender’s consent, the borrower shall, on the date of early repayment, simultaneously pay in full the principal and interest of the loan and other amounts, which become due and payable under the Contract until such date of early repayment.

5.8 The lender is entitled to resume the loan earlier according to the borrower’s capital receipt.

5.9 Where the borrower repays the loan earlier or the lender resumes the loan earlier under this Contract so that the actual term of the loan is shortened, the level of the corresponding interest rate shall not be adjusted and the original loan interest rate shall remain in force and effect.

Article 6 Special Agreement on Revolving Loan (as an optional clause, this article is ☐ applicable ☐ inapplicable)

6.1 The loan hereunder may be used cyclically, and the amount and term of the loan as set forth in the aforesaid Article 2 are respectively the quota of the revolving loan and the term of such quota which shall commence on the effective date hereof.

6.2 In addition to the interest, the borrower shall also pay the lender a commitment fee, which shall be paid in the following manner ______:

(1) The commitment fee shall be _____% of the quota of the revolving loan and shall be paid to the lender in lump-sum on the effective date hereof.

(2) After this Contract takes effect, the commitment fee shall, according to the difference between the quota of the revolving loan and the amount already drawn by the borrower (daily balance within the charging cycle) and an annual rate of ___%, be paid to the lender on the 20th day of each _____ (month/quarter/six months) until the term of such quota expires.

(3) _______________________________________________.

6.3 Where the loan hereunder may be used cyclically, the sum of the borrower’s balance at any time point within the term of the quota of the revolving loan shall not exceed such quota; the loan term of each of the borrower’s drawings shall commence on the date of actual drawing and end on the agreed date of repayment subject to the record of the IOU, and the date of repayment for each drawing shall not exceed the term of the said quota.

6.4 Where the loan hereunder may be used cyclically, the lender shall be entitled to cancel the quota of the revolving loan if the borrower fails to conduct any drawing for 3 consecutive months from the date of execution hereof.

Article 7 Guarantee

7.1 Except credit loans, the borrower shall provide the performance of its obligations hereunder with a lawful and valid guarantee accepted by the lender. A guarantee contract shall be signed separately.

7.2 The loan hereunder is a guaranteed (credit/guaranteed) loan.

7.3 Where the loan hereunder is a guaranteed loan, the guarantee manner is joint and several liability.

Where the guarantee is a maximum guarantee, the corresponding maximum guarantee contract reads as follows:

Name of maximum guarantee contract: ______________ (No.: ________)

Surety (Pledgor/Mortgagor): ___________________________________________

7.4 In case the collateral hereunder is damaged, depreciates, suffers from property right dispute, or is attached or detained, or the mortgagor disposes of the collateral without authorization, or the surety securing the guarantee encounters adverse change in financial position or any other change detrimental to the lender, then the borrower shall promptly notify the lender and otherwise provide another guarantee accepted by the lender.

7.5 Where the loan hereunder is pledged with accounts receivable, in case of any of the following circumstances within the term hereof, the lender shall be entitled to announce early maturity of the loan and to require the borrower to forthwith repay part or all of the principal and interest of the loan, or to add any lawful, valid and sufficient guarantee accepted by the lender:

(1)   The bad debt ratio of the pledgor’s accounts receivable by the payer has increased for 2 consecutive months;

(2)   The pledgor’s accounts receivable by the payer which have become due but have not been collected take up more than _____% of the balance of such payer’s accounts receivable;

(3)   The pledgor of the accounts receivable has trade dispute (including without limited to dispute related to quality, technologies and services) or debt dispute with the payer or any other third party, causing the accounts receivable may fail to be repaid on time on the due date.

Article 8 Financial Agreement (as an optional clause, this article is ☐ applicable ☑ inapplicable)

Within the term hereof, the borrower shall abide by the following agreement on financial indices:

______________________________________________________________________________

_______________________________________________________________________________

Article 9 Account Management

9.1 The borrower shall specially designate a capital receipt account at the lender, which shall be used to receive corresponding sales incomes or to plan the amount of repayment. Where such sales incomes are settled in a non-cash manner, the borrower shall ensure that upon receipt thereof, such incomes will be promptly transferred to the capital receipt account.

9.2 The lender is entitled to supervise the capital receipt account, including without limited to understanding and overseeing the capital receipt and expenditure thereof, and the borrower shall cooperate with the lender in this respect. If required by the lender, the borrower shall specially sign an account supervision agreement with the lender.

Article 10 Representations and Warranties

The borrower makes to the lender the following representations and warranties, which remain always in force and effect within the term hereof:

10.1 The borrower has the qualification as a borrower according to law and has the qualification and ability to sign and perform this Contract;

10.2 All the authorizations or approvals necessary for the execution hereof have been obtained, and the execution and performance hereof neither violate the Company’s articles of association and relevant laws and regulations nor contradict the obligations under other contracts that shall be assumed;

10.3 Other debts due and payable have been repaid on time and there is no malicious default on the principal and interest of banking loans;

10.4 The borrower has a sound organization and a sound financial management system and has never experienced any major violation of provisions or discipline in the course of production and operation within the most recent year, and its incumbent officers have no major bad records;

10.5 All the documents and materials provided to the lender are authentic, accurate, complete and valid and do not contain false records, major omission or misleading representations;

10.6 The financial accounting reports provided to the lender are prepared according to China’s accounting standard and reflect truthfully, fairly and completely the borrower’s operating status and liabilities, and since the ending date of the latest financial accounting report, the borrower’s financial position has never suffered any major adverse change; and

10.7 The borrower has never concealed any lawsuit, arbitration or claim related to the borrower from the lender.

Article 11 Borrower’s Undertakings

11.1 The borrower will draw and use the loan according to the term and purpose agreed herein and will not use the loan to invest in fixed assets or equity or make the loan available in any way to securities markets, futures markets or other purposes forbidden or restricted by relevant laws or regulations.

11.2 The borrower will repay the principal and interest of the loan and other amounts payable under this Contract.

11.3 The borrower will accept and actively cooperate with the lender in inspecting and overseeing the use of the loan, including the purpose thereof, through account analysis, voucher inspection and on-site investigation, and will regularly summarize and report the use of the loan as required by the lender.

11.4 The borrower will accept the lender’s credit check, and at the request of the lender, provide such accounting materials as balance sheets and profit and loss statements as well as other materials reflecting the borrower’s solvency, and actively assist and cooperate with the lender in investigating, understanding and overseeing the borrower’s production, operation and financial position.

11.5 Without the written consent of the lender, the borrower will in no way distribute dividends or bonuses before fully repaying the principal and interest of the loan hereunder and other accounts payable.

11.6 In case of any merger, division, capital reduction, equity change, transfer of major assets and creditor’s rights, major external investment, substantial increase in debt financing or any other action that may adversely affect the lender’s rights and interests, the borrower will obtain the lender’s written consent beforehand or make arrangements for the realization of the lender’s creditor’s rights to the satisfaction of the lender before conducting any of the said actions.

11.7 The borrower will promptly notify the lender if:

(1)   The Company’s articles of association, business scope, registered capital, or legal representative changes;

(2)   The borrower goes out of business, is dissolved or liquidated, stops doing business for internal rectification, or applies (or suffers application) for bankruptcy, or its business license is revoked or canceled;

(3)   The borrower is or may be involved in any major economic dispute, lawsuit or arbitration, or its property is attached, detained or supervised according to law; or

(4)   The borrower’s shareholders, directors and/or incumbent officers are suspected of involving in any major case or economic dispute.

11.8 The borrower will disclose promptly, comprehensively and accurately the relationship with affiliated parties and any affiliated transactions to the lender.

11.9 The borrower will promptly sign for various notices mailed by the lender or otherwise served.

11.10 The borrower will not dispose of its own assets in such a manner as may reduce its solvency; the borrower’s provision of a guarantee to a third party will not damage the lender’s rights and interests.

11.11 If the loan hereunder is granted in a credit manner, the borrower will regularly report its external guarantee to the lender completely, truthfully and accurately and will sign an account supervision agreement as required by the lender. Where the borrower’s provision of any external guarantee may affect the performance of its obligations hereunder, such provision shall be subject to the written consent of the lender.

11.12 The borrower will bear any expenses arising from the execution and performance hereof and any expenses that have been paid and become due and payable by the lender in order to realize the creditor’s rights hereunder, including without limited to legal costs or arbitration cost, property preservation expenses, attorney fees, enforcement fees, assessment fees, auction expenses, and public announcement expenses.

11.13 The reimbursement order of the debt hereunder will prevail over that of the debt owed to the borrower’s shareholders, and the debt hereunder will have a status at least equal to that of the same type of debt owed by the borrower to other creditors.

Article 12 Lender’s Undertakings

12.1 Issue the loan hereunder to the Borrower.

12.2 Keep the non-public information provided by the Borrower’s confidential, unless otherwise required by law or other provisions under this Contract.

Article 13 Default

13.1 The following event shall be construed as default by the Borrower:

(1) that the Borrower fails to make the agreed interest and principal payment or other amount payable, or fails to meet any other obligations under this contract, or breach the statements, guarantee or undertakings under this contract;

(2) that the Borrower fails to otherwise provide Lender acknowledged other guarantee in events that the guarantee hereunder changes adversely to the Lender’s interest;

(3) that the Borrower fails to repay any other debt at maturity (include debt announced early retirement), or fails to execute or breach the obligations under other agreements, which has affected or may affect the performance of its obligations hereunder;

(4) that the Borrower’s financial metrics in profitability, solvency, operation and cash flow break the covenant limit, or deteriorates, which has affected or may affect the performance of its obligations hereunder;

(5) the Borrower’s equity structure, production and operation, foreign investment incur significant unfavorable changes, which has affected or may affect the performance of its obligations hereunder;

(6) that the Borrower is or may be involved in major civic dispute, lawsuit, arbitration or seizure, detention of its assets, or its assets being enforced, or be investigated or sanctioned by judicial authorities or administrative authorities, or be reveal by media due to violating relevant regulations or policies of the state, which has affected or may affect the performance of its obligations hereunder;

(7) that the major invested individuals, key management personnel of Borrower incur unusual changes, disappearance or be investigated by judicial authorities according to law or be limited personal freedom, which has affected or may affect the performance of its obligations hereunder.

(8)    that the borrower uses any false contract with any affiliated party or any transaction without any actual transaction background to extract the lender’s capital or credit extension, or intentionally escapes the lender’s creditor’s rights through any affiliated transaction;

(9)    that the borrower has or may gone or go out of business, been or be dissolved or liquidated, stopped or stop doing business for internal rectification, or applied or apply (or suffered or suffer application) for bankruptcy, or its business license has been or may be revoked or canceled;

(10)  that the borrower causes any responsibility accident owing to its violation of laws and regulations, regulatory provisions or industry standards in respect of food safety, production safety and environmental protection, which has affected or may affect the performance of its obligations hereunder;

(11)  that if the loan hereunder is granted in a credit manner, the creditor’s indices such as credit rating, profitability, asset-liability ratio, and net cash flow from operating fail to comply with the lender’s credit loan conditions; or without the written consent of the lender, the borrower creates any mortgage/pledge or provides any external security to others with its effective operating assets, which has affected or may affect the performance of its obligations hereunder;

(12)  that there occurs any other circumstance that may cause the realization of the lender’s creditor’s rights hereunder to be affected adversely.

13.2 If the borrower breaches the Contract, the lender shall be entitled to take one or more of the following measures:

(1) To require the borrower to cure such breach within a time limit;

(2) To stop granting the borrower the loan and other financing amounts under this Contract and other contracts between the lender and the borrower, and to cancel in part or in whole the loan and other financing amounts that the borrower fails to draw;

(3) To announce immediate maturity of the outstanding loan and other financing amounts under this Contract and other contracts between the lender and the borrower and to immediately resume the outstanding amounts;

(4) To require the borrower to compensate the lender for any loss caused by the said breach; and/or

(5) To take other measures which are prescribed by laws and regulations, which are agreed herein or which the lender thinks necessary.

13.3 Where the loan becomes mature (including being announced mature immediately) but the borrower fails to repay the loan as agreed, the lender shall be entitled to charge an interest penalty at the default interest rate agreed herein from the date of default. The interest that the borrower fails to pay on time shall be compounded at the default interest rate.

13.4 Where the borrower fails to use the loan for the purpose agreed herein, the lender shall be entitled to impose an interest penalty on the misappropriated part at the interest rate of the interest penalty for the misappropriated loan as agreed herein from the date of such misappropriation, and the interest that fails to be paid during the misappropriation of the loan shall be compounded at the interest rate of the interest penalty for the misappropriated loan.

13.5 Where both the circumstances set forth in the said Articles 13.3 and 13.4 occur to the borrower at the same time, the default interest rate or the interest rate of the interest penalty, whichever is higher, shall apply, provided that both rates shall not apply concurrently.

13.6 Where the borrower fails to repay on time the principal and interest (including default interest, interest penalty and compound interest) of the loan or other accounts payable, the lender shall be entitled to call such repayment through public announcement on the media.

13.7 Where the relationship of control or being controlled between the borrower’s affiliated party and the borrower changes, or the circumstances specified in Article 13.1 other than in Articles 13.1(1) and (2) occur to the borrower’s affiliated party, which has affected or may affect the performance of the borrower’s obligations hereunder, the lender shall be entitled to take various measures agreed herein.

Article 14 Deduction

14.1 Where the borrower fails to pay as agreed the debt hereunder that becomes due and payable (including being announced due and payable immediately), the lender shall be entitled to deduct a corresponding amount as a reimbursement from all of the borrower’s RMB and foreign currency accounts opened with the lender or its other branches until the whole of the borrower’s debt hereunder is reimbursed in full.

14.2 Where the currency of any deduction is different from the currency hereunder, the conversion thereof shall be made based on the exchange rate applicable to the lender on the date of deduction. The borrower shall bear the interest and other expenses incurred from the date of deduction until the date of reimbursement (the date when the lender converts the deduction into the currency hereunder according to national foreign exchange administration policies and actually reimburses the debt hereunder) and the difference arising from fluctuation in the exchange rate during such period.

14.3 Where the amount deducted by the lender is insufficient to reimburse the whole of the borrower’s debt, the lender shall be entitled to decide the reimbursement order.

Article 15 Assignment of Rights and Obligations

15.1 The lender is entitled to assign all or part of its rights hereunder to a third party and such assignment is not subject to the borrower’s consent. Without the written consent of the lender, the borrower shall not assign any of its rights and obligations hereunder.

15.2 The lender may, according to the operation and management need, authorize or entrust any of its other branches to perform its rights and obligations hereunder, or put the creditor’s rights of the loan hereunder under the takeover and management of any of its other branches, which is accepted by the borrower and is not subject to the borrower’s consent. The branch that takes over the lender’s rights and obligations shall be entitled to exercise all the rights hereunder and to in the name of the branch, file a lawsuit with the people’s court, submit to arbitration or petition for enforcement with respect to the dispute hereunder.

Article 16 Taking Effect, Modification and Cancellation

16.1 This Contract shall take effect on the date of execution and shall terminate on the date when the performance of all of the borrower’s obligations hereunder is completed.

16.2 Any modification hereto shall be agreed by the parties through negotiation and shall be made in writing. The modification clause or agreement constitutes a part hereof and has the same legal force and effect as this Contract. Except the modified part, the remainder hereof shall remain in force and effect and so shall the original clauses before the modified part takes effect.

16.3 No modification or cancellation hereof shall affect the contracting parties’ rights to claim compensation for any loss. No cancellation hereof shall affect the force and effect of the dispute resolution clause.

Article 17 Applicable Laws and Dispute Resolution

The execution, force and effect, interpretation, performance and dispute resolution hereof shall be governed by the laws of the People’s Republic of China. Any dispute or controversy arising from or in connection with this Contract shall be resolved by both parties through negotiation; shall such negotiation fail, it shall be resolved in the manner agreed herein.

Article 18 Notices

18.1 All the notices hereunder shall be sent in writing. Unless otherwise agreed, both parties’ designated domiciles as specified herein shall be the mailing and contact addresses. Where either party changes its mailing address or any other contact information, such party shall promptly notify the other party in writing.

18.2 If either party hereto refuses to sign for any notice or any notice cannot be served, the notifying party may serve such notice by means of notarization or public announcement.

Article 19 Miscellaneous

19.1 The lender’s non-exercise or partial exercise of or delay in exercise of any right hereunder shall not constitute any waiver or modification of such right or any other right or affect its further exercise of such right or any other right.

19.2 The invalidity or unenforceability of any clause hereof shall not affect the validity and enforceability of the remaining clauses hereof or the force and effect of the whole Contract.

19.3 The lender is entitled to, in accordance with the provisions of relevant laws and regulations or the requirements of the financial regulatory authority, provide the credit reference system of the People’s Bank of China and any other legally established credit information database with any information on this Contract and the borrower’s other relevant information for inquiry and use by organizations or individuals with appropriate qualification. For the purpose of the execution and performance hereof, the lender is also entitled to inquire about the borrower’s relevant information through the credit reference system of the People’s Bank of China and any other legally established credit information database.

19.4 For the purpose hereof, such expressions as “affiliated parties”, “relationship with affiliated parties”, “affiliated transaction”, “major individual investor”, and “key management personnel” shall have the same meaning of the same expressions in the Corporate Accounting Standard No. 36 – Disclosure of Affiliated Parties (Cai Kuai [2006] No. 3) and any subsequent revision thereof.

19.5 The documents and vouchers related to the loan hereunder which are prepared and kept by the lender according to its business rules constitute valid evidence proving the relationship between the borrower and the lender in respect of the creditor’s rights and the debt and are legally binding upon the borrower.

19.6 For the purpose hereof, (1) any reference hereto includes any amendment or supplement hereto; and (2) the clause headings are for reference only, constituting neither any interpretation hereof nor any limitation to the contents thereunder and the scope thereof.

Article 20 Dispute Resolution

The dispute hereunder shall be settled in the following manner (2):

(1)   The dispute shall be submitted to __________________ Arbitration Commission for arbitration according to its arbitration rules then in force and effect, and the place of arbitration shall be ___________. The arbitration award shall be final and binding upon both parties.

(2)   The dispute shall be resolved by filing a lawsuit with the court at the place where the lender locates.

Article 21 Miscellaneous

21.1 This Contract is made in two copies, with the borrower, the lender and ____ each holding one copy, and all the copies have the same legal force and effect.

21.2 The following appendices and other appendices jointly confirmed by both parties constitute an integral part hereof and have the same legal force and effect as this Contract.

Appendix 1: Drawdown Application

Appendix 2:

Appendix 3:

Article 22 Other Matters Agreed by Both Parties

 Article 5.4 is unenforceable for the time being.

______________________________________________________________________________________

______________________________________________________________________________________

______________________________________________________________________________________

______________________________________________________________________________________

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It is confirmed by both parties that both the borrower and the lender have fully negotiated all the clauses hereof. The lender has reminded the borrower to pay special attention to all the clauses related to both parties’ rights and obligations and to have a comprehensive and accurate understanding thereof, and has interpreted and explained relevant clauses at the request of the borrower. The borrower has carefully read and fully understood all the clauses hereof, and the borrower and the lender have a completely identical understanding of the clauses hereof and have no objection to the contents hereof.

Lender (Official seal): [seal:] Bank of Handan Co., Ltd. Wu’an Sub-branch, [1304810013252]

Person in charge/Authorized agent: [signature]

Borrower (Official seal): [seal:] Northern Altair Nanotechnologies Co., Ltd., [1304810017957]

Legal representative/Authorized agent: [signature]

Signed on: April 30, 2014

Appendix 1:

Drawdown Application

To: Bank of Handan Co., Ltd. Wu’an Sub-branch

According to the Working Capital Loan Contract (hereinafter referred to as the “Loan Contract) numbered xd201404305961 that was entered into by and between you and us on April 30, 2014, we have comprehensively fulfilled all the preconditions for drawing as agreed therein and hereby make the following drawing application to you:

I.	We intend to draw from you the loan with an amount of RMB (currency) ONE HUNDRED AND THIRTY MILLION YUAN ONLY (in words) on April 30, 2014.
II.	The term of this loan is 12 months, ending on April 28, 2015.
III.	Please transfer this loan to our following account:
Account name: Northern Altair Nanotechnologies Co., Ltd. Account number: 866350100100082672 Bank of deposit: Bank of Handan Co., Ltd. Wu’an Sub-branch
IV.	According to the loan contract and the entrusted payment agreement, this loan shall be paid by: ☑ entrusting the lender with payment; or ☐ the borrower’s independent payment.

By entrusting the lender with payment, we authorize and entrust you to transfer this loan to our account and then to pay the loan to the account of the following payee in compliance with the purpose agreed in the Loan Contract:

Account name: ___________________________________

Account number: _________________________________

Bank of deposit: __________________________________

[If this loan needs to be paid to several payees, see the appendix for the list of payees and accounts]

V. We hereby confirm to you as follows:

1.  This loan will be used for the purpose agreed in the Loan Contract;

2.  On the date of sending such application and the date of drawing, all of our representations, warranties and undertakings in the Loan Contract are still authentic, accurate, complete and valid;

3.  As of the date of sending this Application, our production and operation as well as financial and credit status have never suffered any major adverse change;

4.  On the date of sending this Application, there is no breach or anticipatory breach under or in connection with the Loan Contract, and we further confirms that no breach will occur or exist on the date of drawing; and

5.  This Application shall be irrevocable after being sent.

Borrower (Official seal): [seal:] Northern Altair Nanotechnologies Co., Ltd., [1304810017957]

Legal representative/Authorized agent: [signature]

Date: April 30, 2014